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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 24, 2003


                                 LANTRONIX, INC.
                                 ______________
             (Exact name of registrant as specified in its charter)



          Delaware                  333-37508             33-0362767
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)

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Item  5.          Other  Events

     Lantronix, Inc. announced in a press release on February 24, 2003 that its Board of Directors appointed Marc Nussbaum as the President and Chief Executive Officer of Lantronix, Inc. and James Kerrigan as the Chief Financial Officer of Lantronix, Inc. Each was previously serving in an interim capacity in his respective office since May 2002. The press release is attached as an exhibit to this Current Report on Form 8-K.


Item  7.     Financial  Statements  and  Exhibits

     (c)     Exhibits

          The  following  exhibit  is  filed  herewith:

          99.1 Press Release dated February 24, 2003 announcing the officer appointments.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LANTRONIX,  INC.


Date:  February  24,  2003              By:  /S/ MICHAEL S. OSWALD
                                             ---------------------------
                                             Michael  S.  Oswald
                                             Vice President, General Counsel and
                                             Secretary


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                                  EXHIBIT INDEX
                                  -------------

99.1  Press Release dated February 24, 2003 announcing the officer appointments.



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